Exhibit (c) (13)

PROJECT DENALI

Presentation to the Special Committee of the Board of Directors

January 15, 2013

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information has been filed separately with the Securities and Exchange Commission (the “SEC”).

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These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors (the “Committee”) of Denali Inc. (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Committee and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Committee.

These materials were compiled on a confidential basis for use by the Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

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Table of Contents

Confidential

Section

Executive Summary I

Review of Denali Financial Projections II

Perspectives on Denali’s Valuation III

Process and Transaction Considerations IV

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I. Executive Summary

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Overview

Confidential

• The following presentation and financial analyses included herein are based on the following financial projections:

• Denali Management’s Projections from September 21, 2012 (the “9/21 Case”)

• BCG projections (the “BCG Case”)

• In addition, Evercore has reviewed certain productivity gains identified by Management and has analyzed a case that reflects 50% of such productivity cost take-outs as incremental benefits to the BCG Case (the “Productivity Case”)

• In evaluating the current proposal from Silver Lake (the “Proposal”), Evercore has performed the following analyses:

• Comparison of financial projections: 9/21 Case, BCG Case, Productivity Case, Wall Street consensus estimates

• Historical trading ranges

• Analyst price target estimates

• Peer group trading multiples

• Present value of future share price analysis

• Discounted cash flow analysis

• Leveraged buy-out analysis

• Premiums paid analysis

• In addition, Evercore has evaluated the potential alternative transactions for a stand-alone Denali including a structural separation of the businesses and a large, one-time share repurchase analysis

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Summary of Current Proposal

Confidential

($ in millions, except for per share amounts)

Offer Price

Premium Analysis

Offer Price	**$12.70**
Implied Equity Value	**$22,639**
Plus: Debt (1/31/13E)	9,589
Less: Cash (1/31/13E)	(13,969)
Implied Enterprise Value	**$18,258**

	Closing Prices		Average Prices		TEV
	Close	Premium	Average	Premium	Premium
Premium to:					
Unaffected (01/11/13)	$10.88	16.7%	-	-	32.1%
1 Week Prior	10.97	15.8%	$10.94	16.1%	30.6%
2 Week Prior	9.97	27.4%	10.74	18.3%	49.2%
1 Month Prior	10.67	19.0%	10.57	20.2%	35.7%
3 Months Prior	9.35	35.8%	9.94	27.8%	80.7%
6 Months Prior	12.32	3.1%	10.54	20.5%	33.6%
1 Year Prior	15.94	(20.3%)	13.01	(2.4%)	(12.6%)
2 Years Prior	14.39	(11.8%)	14.14	(10.2%)	(11.5%)
52 Week High - at Closing	$18.32	(30.7%)			
52 Week Low - at Closing	8.86	43.4%			

Multiples Analysis

	9/21 Case		BCG Case		Productivity Case	
	Metric	Multiple	Metric	Multiple	Metric	Multiple
Enterprise Value To:						
FY 2013E EBITDA	$4,566	4.0 x	$4,418	4.1 x	$4,418	4.1 x
FY 2014E EBITDA	4,811	3.8 x	3,981	4.6 x	4,149	4.4 x
FY 2015E EBITDA	5,474	3.3 x	3,905	4.7 x	4,743	3.8 x
Equity Value To:						
FY 2013E Net Income	$2,982	7.6 x	$2,865	7.9 x	$2,865	7.9 x
FY 2014E Net Income	3,150	7.2 x	2,495	9.1 x	2,627	8.6 x
FY 2015E Net Income	3,675	6.2 x	2,435	9.3 x	3,097	7.3 x
FY 2013E CFFO - Capex	$1,740	13.0 x	$1,773	12.8 x	$1,773	12.8 x
FY 2014E CFFO - Capex	2,872	7.9 x	1,798	12.6 x	1,919	11.8 x
FY 2015E CFFO - Capex	3,205	7.1 x	2,296	9.9 x	2,912	7.8 x

Sources & Uses: Current Proposal

Uses of Funds (7/31/13)		Sources of Funds (7/31/13)	
Purchase Price of Equity	$22,639	Cash	$5,400
Transaction Expenses	300	Acquisition Debt	11,400
		MSD Equity Rollover	3,472
		Sponsor Equity	2,668
Total Uses	**$22,939**	**Total Sources**	**$22,939**

Pro Forma Cash Balance	$5,000
Pro Forma Debt Balance	15,000
Pro Forma Credit Ratios at Closing (LTM)	
Debt / EBITDA	3.5x
Net Debt / EBITDA	2.3x
S&P Adj. Debt / EBITDA	2.6x

Return Analysis

9/21 Case

	5-Year IRR		5-Year MOIC	
	Sponsor	MSD	Sponsor	MSD
Exit at Acquisition Multiple (4.0x)	45.0%	50.1%	5.3x	6.2x
Exit at 5-Year Average Multiple (5.0x)	50.6%	55.9%	6.3x	7.4x

BCG Case

	5-Year IRR		5-Year MOIC	
	Sponsor	MSD	Sponsor	MSD
Exit at Acquisition Multiple (4.0x)	25.5%	29.9%	2.8x	3.2x
Exit at 5-Year Average Multiple (5.0x)	31.0%	35.6%	3.4x	3.9x

Productivity Case

	5-Year IRR		5-Year MOIC	
	Sponsor	MSD	Sponsor	MSD
Exit at Acquisition Multiple (4.0x)	39.8%	44.7%	4.5x	5.3x
Exit at 5-Year Average Multiple (5.0x)	45.3%	50.4%	5.4x	6.3x

Source: Denali Management, BCG, Factset

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2

II. Review of Denali Financial Projections

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Denali Financial Projections

Confidential

($ in millions, except per share amounts)

	9/21 Case						BCG Case					Productivity Case				
	FY12	FY13	FY14	FY15	FY16	FY17	FY13	FY14	FY15	FY16	FY17	FY13	FY14	FY15	FY16	FY17
Revenue	$62,070	$57,490	$59,933	$63,232	$66,567	$68,019	$56,845	$56,448	$55,511	$55,050	$54,339	$56,845	$56,448	$55,511	$55,050	$54,339
% growth		*(7.4%)*	*4.2%*	*5.5%*	*5.3%*	*2.2%*	*(8.4%)*	*(0.7%)*	*(1.7%)*	*(0.8%)*	*(1.3%)*	*(8.4%)*	*(0.7%)*	*(1.7%)*	*(0.8%)*	*(1.3%)*
4 Year CAGR						*4.3%*					*(1.1%)*					*(1.1%)*
EBITDA (post-SBC)	$5,680	$4,566	$4,811	$5,474	$5,895	$6,028	$4,418	$3,981	$3,905	$3,797	$3,606	$4,418	$4,149	$4,743	$5,472	$5,281
% margin		*7.9%*	*8.0%*	*8.7%*	*8.9%*	*8.9%*	*7.8%*	*7.1%*	*7.0%*	*6.9%*	*6.6%*	*7.8%*	*7.3%*	*8.5%*	*9.9%*	*9.7%*
4 Year CAGR						*7.2%*					*(5.0%)*					*4.6%*
EBITA (post-SBC)	$5,135	$3,999	$4,188	$4,851	$5,272	$5,405	$3,851	$3,358	$3,282	$3,174	$2,983	$3,851	$3,526	$4,120	$4,849	$4,658
% margin		*7.0%*	*7.0%*	*7.7%*	*7.9%*	*7.9%*	*6.8%*	*5.9%*	*5.9%*	*5.8%*	*5.5%*	*6.8%*	*6.2%*	*7.4%*	*8.8%*	*8.6%*
4 Year CAGR						*7.8%*					*(6.2%)*					*4.9%*
EBIT (post-SBC)	$4,744	$3,506	$3,641	$4,305	$4,725	$4,858	$3,358	$2,811	$2,736	$2,627	$2,436	$3,358	$2,979	$3,573	$4,302	$4,111
% margin		*6.1%*	*6.1%*	*6.8%*	*7.1%*	*7.1%*	*5.9%*	*5.0%*	*4.9%*	*4.8%*	*4.5%*	*5.9%*	*5.3%*	*6.4%*	*7.8%*	*7.6%*
4 Year CAGR						*8.5%*					*(7.7%)*					*5.2%*
Net Inc. (non-GAAP) [1]	$3,952	$2,982	$3,150	$3,675	$4,007	$4,112	$2,865	$2,495	$2,435	$2,349	$2,199	$2,865	$2,627	$3,097	$3,672	$3,522
% growth		*(24.5%)*	*5.6%*	*16.6%*	*9.0%*	*2.6%*	*(27.4%)*	*(12.9%)*	*(2.4%)*	*(3.5%)*	*(6.4%)*	*(27.4%)*	*(8.3%)*	*17.9%*	*18.6%*	*(4.1%)*
4 Year CAGR						*8.4%*					*(6.4%)*					*5.3%*
EPS (non-GAAP) [1]	$2.13	$1.70	$1.84	$2.19	$2.42	$2.52	$1.64	$1.46	$1.45	$1.42	$1.35	$1.64	$1.54	$1.84	$2.22	$2.16
% growth		*(20.2%)*	*8.3%*	*18.7%*	*10.7%*	*4.1%*	*(23.2%)*	*(10.7%)*	*(0.7%)*	*(2.1%)*	*(5.1%)*	*(23.2%)*	*(6.0%)*	*19.9%*	*20.4%*	*(2.7%)*
4 Year CAGR						*10.3%*					*(4.7%)*					*7.2%*
CFFO – CapEx	$4,852	$1,740	$2,872	$3,205	$3,643	$4,530	$1,773	$1,798	$2,296	$2,291	$2,479	$1,773	$1,919	$2,912	$3,559	$3,802
% margin		*3.0%*	*4.8%*	*5.1%*	*5.5%*	*6.7%*	*3.1%*	*3.2%*	*4.1%*	*4.2%*	*4.6%*	*3.1%*	*3.4%*	*5.2%*	*6.5%*	*7.0%*
4 Year CAGR						*27.0%*					*8.7%*					*21.0%*

(1) Excludes impact of one-time charges and amortization of intangibles

(2) 9/21 Case Unlevered FCF excludes $5.0 billion of M&A in FY13 and assumes $1.1 billion of M&A in FY14. Pre SBC figures add back $362 million of stock based compensation (SBC) each year

Source: Denali Management, BCG

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3

Denali Financial Projections (cont’d)

Confidential

Consolidated Denali Revenue

CAGR FY13-17:

$70.0

9/21 Case: 4.3%

$68.0

BCG Case: (1.1%)

$66.6

$65.0

$63.2

$59.9

$60.0

$57.5

$56.4

$56.8

$55.5

$55.1

$55.0

$56.7

$54.3

$55.9

$54.5

$50.0

FY13

FY14

FY15

FY16

FY17

Consolidated Denali EBITA Margin

10.0%

% FY13-17:

9/21 Case: 1.0%

BCG Case: (1.3%)

7.9%

7.9%

8.0%

7.7%

7.0%

7.0%

6.9%

6.7%

6.8%

6.7%

6.0%

5.9%

5.9%

5.8%

5.5%

4.0%

FY13

FY14

FY15

FY16

FY17

9/21 Case

BCG Case

Consensus

Note: EBITA figures post-SBC expense for 9/21 Case and BCG Case Source: Denali management, BCG, FactSet, IBES Consensus

FY17 Revenue ($ in billions)

$70.0

$1.0

$0.6

$68.0

$1.8

$1.3

$65.0

$9.1

$60.0

$55.0

$54.3

$50.0

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

FY 2017 EBITA ($ in billions)

$8.0

$7.0

$6.0

$0.3

$5.4

$0.6

$5.0

$0.9

$0.0

$4.0

$0.6

$3.0

$3.0

$2.0

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

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Revenue Growth Expectations

Confidential

EUC

Total EUC



Desktop, Mobility & Tablet
5.0%
0.0%
(5.0%)
(10.0%)
2.5%
2.5%
Analyst Avg. (7.2%)
(6.2%)
(5.7%)
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Desktop



2.5%
2.5%
Analyst Avg. (7.3%)
(8.1%)
(7.9%)
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Mobility



Mobility & Tablet
2.5%
2.5%
Analyst Avg. (7.0%)
(4.7%)
(4.1%)
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Total Software & Peripherals



4.0%
2.0%
0.0%
(2.0%)
(4.0%)
2.5%
2.1%
Analyst Avg. (2.8%)
(3.5%)
(2.8%)
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Enterprise

Total Enterprise



15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
9.3%
6.9%
7.7%
5.4%
Analyst Avg. 2.8%
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Servers & Networking



Includes Software segment (Quest)
12.9%
10.0%
9.4%
6.9%
Analyst Avg. 4.6%
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Storage



11.5%
3.0%
10.2%
3.0%
Analyst Avg. 0.4%
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Services



4.8%
4.2%
5.1%
4.2%
Analyst Avg. 1.3%
9/21 Case
BCG Case
9/21 Case
BCG Case
CAGR: FY2013–FY2015
FY2013–FY2017

Note: Software segment not broken out by Wall Street research, but included in Servers & Networking. Analyst reports released after 3Q'13 Earnings.
Source: BCG, Denali Management, Wall Street Research

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5

Management Projections – Budget vs. Actual

Confidential

Performance versus Internal Forecast ($ in billions)

Revenue

$20.0

Actual

Forecast

$15.0

$10.0

$5.0

$0.0

1Q11

2Q11 3Q11

4Q11

1Q12

2Q12

3Q12

4Q12

1Q13

2Q13

3Q13

Op. Income (Non-GAAP) / EBITA

$1.5

Actual

Forecast

$1.0

$0.5

$0.0

1Q11

2Q11 3Q11

4Q11

1Q12

2Q12

3Q12

4Q12

1Q13

2Q13

3Q13

Performance Relative to Guidance

Date

Metric

Guidance

Actual

06/23/10

Revenue Growth

14 - 19%

16%

OpInc Growth

18 - 23%

40%

FY11

11/18/10

Revenue Growth

14 - 19%

16%

OpInc Growth

28 - 32%

40%

02/15/11

Revenue Growth

5 - 9%

1%

OpInc Growth

6 - 12%

24%

FY12

05/17/11

Revenue Growth

5 - 9%

1%

OpInc Growth

12 - 18%

24%

08/16/11

Revenue Growth

1 - 5%

1%

OpInc Growth

17 - 23%

24%

02/21/12

FY13 EPS

> $2.13

$1.70

05/22/12

Revenue Growth

(7%)

(4%)

FY13E

1Q13 Sales

IBES: $14.9B

$14.4B

1Q13 EPS

IBES: $0.46

$0.43

08/21/12

FY13 EPS

$1.70

$1.70

11/15/12

FY13 EPS

$1.70

$1.70

Consensus Sales and EPS miss resulted in 17% share price decline

Progression of Management Projections

Revenue

FY13

FY14

$75.0

$69.5

$63.0

$66.0

$57.5

$56.7

$59.9

$59.9

July

July

Sep

Dec

July

July

Sep

Dec

2011

2012

2012

2012

2011

2012

2012

2012

Source: Denali Management

Note: Forecast for 1Q13 not available

Op. Income (Non-GAAP) / EBITA

FY13

FY14

$6.6

$5.8

$5.6

$5.2

$4.0

$3.9

$4.2

$4.1

July

July

Sep

Dec

July

July

Sep

Dec

2011

2012

2012

2012

2011

2012

2012

2012

EBITA Margin (%)

8.3%

8.2%

7.0%

6.9%

8.8%

8.5%

7.0%

6.8%

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Exc13 12

Productivity Cost Take-Out Confidential

($ in millions)

Management has identified significant initiatives that could result in up to $3.3 billion in annual cost savings

Summary of Productivity Cost Take-Out Impact to OpInc (EBITA) Margins

10.0%

Potential Effective BCG Case

Efficiency Type Savings 25% 50% 75%

Productivity Case

COGS [***] [***] [***] [***]

Marketing [***] [***] [***] [***] 9.0% 9/21 Case 8.8%

EUC Sales [***] [***] [***] [***] 8.6%

New Denali Sales [***] [***] [***] [***]

R&D [***] [***] [***] [***]

Other [***] [***] [***] [***] 7.9% 7.9%

8.0%

Total ($3,350) ($838) ($1,675) ($2,513) 7.7%

Savings 7.0% 7.0% 7.4%

7.0%

FY14 FY15 FY16 FY17 6.8%

Ramp Up 10.0% 50.0% 100.0% 100.0% 6.8% 6.2%

25% ($84) ($419) ($838) ($838)

Effectiveness 50% (168) (838) (1,675) (1,675) 6.0%

75% (251) (1,256) (2,513) (2,513) 5.9% 5.9%

5.8%

5.5%

Memo: 5.0%

Ramp up accounts for the cash costs required to achieve productivity cost take-out

Note: OpInc (EBITA) figures are post-SBC expense 4.0%

Source: BCG, Denali Management FY13 FY14 FY15 FY16 FY17

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

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III. Perspectives on Denali’s Valuation

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Key Valuation Considerations

Confidential

Status Quo Value Considerations

Medium / long-term PC industry growth and margin structure, and Denali’s position / share in the industry

Denali’s ability to reverse historical inability to penetrate the growing Smartphone & Tablet markets

Denali’s ability to leverage its $13+ billion in recent acquisitions to create a compelling enterprise stack relative to IBM, EMC, Oracle, Cisco, HP, etc.

Denali’s ability to seamlessly transition its sales organization from PC-focused to Enterprise-focused while simultaneously growing the business

Will historical attach rates (sales of other products with hardware) continue at the same rates with the projected shift in business mix toward Enterprise?

How much cost savings can Management achieve and how long will it take to realize those savings?

To what extent are productivity gains needed/required in order to maintain the current margins as opposed to contributing to expanding margins?

What is the appropriate trade-off between cost savings and configuration flexibility, and how will customers react to these changes?

What are the impacts of shifting from a build-to-order model towards a build-to-stock model?

Will Denali transition from a valuation multiple in line with a “broken” HP to a more representative blended multiple? If so, when?

Value of cash on balance sheet given significant offshore cash

Does a structural separation (spin-off, split-off, sale) of the Client or the Enterprise-related businesses create enhanced shareholder value, after factoring in separation dis-synergies, execution risk and loss of scale?

Strategic Alternatives to a Sale

Can a large share buyback funded through the repatriation of foreign cash create enhanced shareholder value and still preserve flexibility to prosecute Denali’s M&A agenda in Enterprise?

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Denali’s Share Price Performance – Last Five Years

Confidential

Last 5 Years

350%

Share Price Performance Summary

% Change

Denali

HP

Apple

PC Peers

Enterprise Peers

300%

3 - Month

16.4%

13.4%

(17.2%)

14.3%

0.1%

6 - Month

(11.4%)

(17.9%)

(13.9%)

17.1%

7.7%

1 - Year

(31.1%)

(39.3%)

23.1%

14.5%

10.8%

2 - Years

(22.7%)

(64.4%)

52.3%

(10.5%)

10.5%

250%

3 - Years

(26.8%)

(69.2%)

147.6%

(27.8%)

24.0%

5 - Years

(47.6%)

(64.1%)

201.3%

(11.2%)

34.7%

200%

201.3%

150%

100%

50%

34.7%

0%

(11.2%)

(47.6%)

-50%

(64.1%)

-100%

Jan-08

Aug-08

Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Apple

PC Peers(1)

Enterprise Peers(2)

(1) Includes Acer, Asus and Lenovo

(2) Includes Cisco, EMC, IBM, Microsoft and Oracle Source: FactSet. Prices as of 1/11/13

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Denali’s Forward Valuation Multiples Performance

Confidential

NTM Price / Earnings Multiple – Last 5 Years

39.0x

Denali Mean P/E Performance

1 - Year

6.7x

2 - Years

7.5x

3 - Years

8.4x

33.0x

5 - Years

9.6x

Memo:

R2

with HP (5-Year)

85%

R2

with HP (3-Year)

92%

R2

with HP (1-Year)

90%

27.0x

21.0x

16.1x

15.0x

11.1x

10.2x

9.0x

6.5x

4.9x

3.0x

Jan-08

Aug-08

Apr-09

Nov-09 Jul-10

Feb-11

Oct-11 May-12

Jan-13

Denali

HP

Apple

PC Peers(1)

Enterprise Peers (2)

(1) Includes Acer, Asus and Lenovo; Forward EBITDA information not consistently available (2) Includes Cisco, EMC, IBM, Microsoft and Oracle Source: FactSet. Prices as of 1/11/13

NTM TEV / EBITDA Multiple – Last 5 Years

25.0x

Denali Mean TEV/ EBITDA

1 - Year

3.0x

2 - Years

3.4x

3 - Years

3.8x

5 - Years

4.7x

20.0x

Memo:

R2

with HP (5-Year)

69%

R2

with HP (3-Year)

77%

R2

with HP (1-Year)

88%

15.0x

10.0x

6.6x

5.7x

5.0x

3.6x

2.9x

0.0x

Jan-08

Aug-08 Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Apple

Enterprise Peers(2)

EVERCORE PARTNERS

Denali’s Forward Valuation Multiples Performance (cont’d)

Confidential

Price / NTM (CFFO-Capex) Multiple – Last 5 Years

18.0x

Mean Price / (CFFO-Capex)

Denali

HP

16.0x

1 -Year

6.3x

6.0x

2 -Years

6.6x

6.7x

3 -Years

7.1x

7.6x

5 -Years

8.1x

8.5x

14.0x

12.0x

10.0x

8.0x

6.8x

6.2x

6.0x

4.0x

2.0x

0.0x

Jan-08

Aug-08

Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS

Denali Trades at the Bottom of its Peer Group, Both on an EBITDA and Cash Flow Multiple Basis

Confidential



TEV / CY2013E EBITDA
Denali
PC Heavy
Enterprise Heavy
Printers
3.1x
3.8x
3.2x
3.7x
7.4x
6.1x
6.0x
5.3x
4.6x
3.7x
3.1x
8.2x
7.7x
7.5x
6.3x
5.2x
7.7x
5.2x
5.0x
4.5x
3.0x
9/21 Case
BCG Case
Wall St.
HP
Acer
Lenovo
Asus
Apple
Toshiba
Samsung
Fujitsu
IBM
Oracle
EMC
Netapp
Cisco
Ricoh
Canon
Epson
Xerox
Lexmark
Price / CY2013E EPS
6.2x
7.8x
6.8x
4.9x
22.2x
15.2x
10.8x
10.1x
10.7x
7.7x
13.4x
12.0x
12.0x
12.8x
14.6x
10.4x
13.2x
15.0x
n.a.
7.5x
8.1x
9/21 Case
BCG Case
Wall St.
HP
Acer
Lenovo
Asus
Apple
Toshiba
Samsung
Fujitsu
IBM
Oracle
EMC
Netapp
Cisco
Ricoh
Canon
Epson
Xerox
Lexmark
MEV / CY2013E (CFFO-Capex)
6.8x
10.8x
6.3x
6.9x
11.0x
11.7x
13.8x
10.1x
15.9x
10.0x
15.2x
12.0x
11.5x
9.4x
12.0x
9.7x
12.4x
15.2x
14.3x
6.2x
8.9x
9/21 Case
BCG Case
Wall St.
HP
Acer
Lenovo
Asus
Apple
Toshiba
Samsung
Fujitsu
IBM
Oracle
EMC
Netapp
Cisco
Ricoh
Canon
Epson
Xerox
Lexmark

Note: Levered Free Cash Flow (FCF) equal to Cash Flow from Operations less Capital Expenditure. Denali CY2013E numbers based on FY2014E
Source: Factset, BCG, Denali Management, Company Filings

EVERCORE PARTNERS

12

Denali’s “Self-Help” Transformational Alternatives

Confidential

Complete Separation

Pros

Cons

Tax Free Spin-off of Enterprise or Client Business

Market valuations for both Enterprise and Client businesses

Negative sourcing, infrastructure and distribution synergies estimated at potentially $1.2 billion annually

Separation of high and low growth businesses

Possibility to institute a significant dividend for the Client business

Loss of scale

RMT of Client Businesses

Potential to lead Client market consolidation through an RMT with an Asian player

Negative sourcing, infrastructure and distribution synergies

Current depressed market valuation may complicate negotiations

Manufacturing synergies

Denali would receive a market valuation for its weaker business

Separation of high and low growth businesses

RMT of Enterprise Businesses

Would help Denali to significantly expand its enterprise stack

Negative sourcing, infrastructure and distribution synergies

Separation of high and low growth businesses

Current market valuation may complicate negotiations

Partial Separation

Subsidiary IPO of Enterprise Business

Enterprise receives market valuation

Requires arm’s length relationships between the two businesses

Synergies between Enterprise and Client businesses are preserved

Creation of valuable acquisition currency

Possibility to institute a significant dividend for the Client business

Other

Tracking Stock for Enterprise Business

Performances of Enterprise business are highlighted to the market

Limited historical record of unlocking shareholder value

Synergies between Enterprise and Client businesses are preserved

Share Buyback

Significant, one-time return of capital to shareholders, funded by the repatriation of offshore cash

May signal to the market that Denali has no better strategic alternatives

Does not highlight to the market the value of the Enterprise Business and does not provide a basis for multiple expansion

Utilizing a considerable portion of the current cash balance and keeping it public may affect future strategic flexibility

EVERCORE PARTNERS

Summary Valuation Analysis – 9/21 Case

Confidential

($ in millions, except for per share amounts)

Assumptions

Metric

Valuation Range

Unaffected Price: $10.88

Current Proposal: $12.70

52-week Low and High Range

$8.86

$18.32

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity)

$7.66

$13.51

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA

$4,811

$11.37

$16.34

6.0x - 9.0x FY2014E Net Income

3,150

$10.86

$16.30

7.0x - 10.0x FY2014E CFFO - CapEx

2,872

$11.56

$16.51

Present Value of Future Stock Price

3.2x - 5.0x 2016E EBITDA, 10.0% - 12.0% CoE

$5,895

$11.48

$16.70

6.0x - 9.0x 2016E EPS, 10.0% - 12.0% CoE

2.42

$13.68

$20.12

7.0x - 10.0x 2016E CFFO - Capex, 10.0% -12.0% CoE

3,643

$13.35

$18.81

Discounted Cash Flow

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC

$16.74

$21.97

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.6bn of BS Cash Used, $2.7bn Sponsor Equity

$14.04

$18.75

Share Buyback

$5.0bn at 15% Premium to Unaffected; ; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE

$12.31

$17.43

$5.0bn at 15% Premium to Unaffected; ; 6.0x - 9.0x FY2016E EPS; 10.0% -12.0% CoE

$14.77

$21.26

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1 week Premium to Unaffected Price

$10.88

$13.33

$13.87

25.0% - 30.0% 4 week Premium to Unaffected Price

10.88

$13.60

$14.14

22.5% - 27.5% 1 week Enterprise Premium to Unaffected Price

$7.58

$12.58

$12.96

25.0% - 30.0% 4 week Enterprise Premium to Unaffected Price

7.58

$12.77

$13.15

$6.00

$8.00

$10.00

$12.00

$14.00

$16.00

$18.00

$20.00

$22.00

$24.00

Source: Factset, Company filings, Wall Street Research

EVERCORE PARTNERS

Summary Valuation Analysis – BCG and Productivity Cases

Confidential

($ in millions, except for per share amounts)

Assumptions Metric Valuation Range

Unaffected Price: $10.88 Current Proposal: $12.70

52-week Low and High Range $8.86 $18.32

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity) $7.66 $13.51

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA $3,981 $9.84 $13.96

4,149 $10.15 $14.44

6.0x - 9.0x FY2014E Net Income 2,495 $8.60 $12.91

2,627 $9.06 $13.59

7.0x - 10.0x FY2014E CFFO - CapEx 1,798 $7.23 $10.34

1,919 $7.72 $11.03

Present Value of Future Stock Price

3.2x - 5.0x 2016E EBITDA, 10.0% - 12.0% CoE $3,797 $7.37 $10.73

5,472 $10.38 $15.21

6.0x - 9.0x 2016E EPS, 10.0% - 12.0% CoE $1.42 $7.61 $11.23

2.22 $11.85 $17.51

$8.11 $11.53

7.0x - 10.0x 2016E CFFO - Capex, 10.0% - 12.0% CoE 3,559 $12.56 $17.87 2,291

Discounted Cash Flow $10.24 $13.47

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC $13.84 $18.57

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.6bn of BS Cash Used, $2.7bn Sponsor Equity $11.70 $14.36

$13.30 $17.35

Share Buyback

$ 5.0bn at 15% Premium to Unaffected; ; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE $8.19 $11.44

$11.21 $15.93

$8.47 $12.02

$ 5.0bn at 15% Premium to Unaffected; ; 6.0x - 9.0x FY2016E EPS; 10.0% - 12.0% CoE

$12.46 $17.90

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1 week Premium to Unaffected Price $10.88 $13.33 $13.87

$13.60 $14.14

25.0% - 30.0% 4 week Premium to Unaffected Price 10.88

22.5% - 27.5% 1 week Enterprise Premium to Unaffected Price $7.58 $12.58 $12.96

25.0% - 30.0% 4 week Enterprise Premium to Unaffected Price 7.58 $12.77 $13.15

$6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00

BCG Case Productivity Case

Source: BCG, Factset, Company Filings, Wall Street Research

EVERCORE PARTNERS

Analysis at Various Prices

Confidential

($ in millions, except for per share amounts)

Denali

Unaffected

Proposal

Analysis at Various Prices

Price Per Share (01/11/13)

$10.88

$12.70

$13.00

$13.50

$14.00

$14.50

$15.00

Premium to Current

-

16.7%

19.5%

24.1%

28.7%

33.3%

37.9%

% of 52 Week High

59.4%

69.3%

71.0%

73.7%

76.4%

79.1%

81.9%

FD Shares Outstanding

1,781.8

1,782.6

1,782.7

1,782.9

1,783.1

1,783.2

1,783.3

Equity Value

$19,386

$22,639

$23,175

$24,069

$24,963

$25,856

$26,750

Plus: Debt (1/31/13E)

9,589

9,589

9,589

9,589

9,589

9,589

9,589

Less: Cash (1/31/13E)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

(13,969)

Enterprise Value

$15,006

$18,258

$18,795

$19,688

$20,582

$21,476

$22,369

Premium to TEV

-

21.7%

25.3%

31.2%

37.2%

43.1%

49.1%

MSD Stake

$2,975

$3,472

$3,554

$3,691

$3,828

$3,964

$4,101

9/21 Case

Enterprise Value To:

Metric

FY 2013E EBITDA

$4,566

3.3 x

4.0 x

4.1 x

4.3 x

4.5 x

4.7 x

4.9 x

FY 2014E EBITDA

4,811

3.1

3.8

3.9

4.1

4.3

4.5

4.6

FY 2015E EBITDA

5,474

2.7

3.3

3.4

3.6

3.8

3.9

4.1

Equity Value To:

FY 2013E Net Income

$2,982

6.5 x

7.6 x

7.8 x

8.1 x

8.4 x

8.7 x

9.0 x

FY 2014E Net Income

3,150

6.2

7.2

7.4

7.6

7.9

8.2

8.5

FY 2015E Net Income

3,675

5.3

6.2

6.3

6.5

6.8

7.0

7.3

FY 2013E FCF (CFFO - Capex)

$1,740

11.1 x

13.0 x

13.3 x

13.8 x

14.3 x

14.9 x

15.4 x

FY 2014E FCF (CFFO - Capex)

2,872

6.8

7.9

8.1

8.4

8.7

9.0

9.3

FY 2015E FCF (CFFO - Capex)

3,205

6.0

7.1

7.2

7.5

7.8

8.1

8.3

Productivity Case

Enterprise Value To:

Metric

FY 2013E EBITDA

$4,418

3.4 x

4.1 x

4.3 x

4.5 x

4.7 x

4.9 x

5.1 x

FY 2014E EBITDA

4,149

3.6

4.4

4.5

4.7

5.0

5.2

5.4

FY 2015E EBITDA

4,743

3.2

3.8

4.0

4.2

4.3

4.5

4.7

Equity Value To:

FY 2013E Net Income

$2,865

6.8 x

7.9 x

8.1 x

8.4 x

8.7 x

9.0 x

9.3 x

FY 2014E Net Income

2,627

7.4

8.6

8.8

9.2

9.5

9.8

10.2

FY 2015E Net Income

3,097

6.3

7.3

7.5

7.8

8.1

8.3

8.6

FY 2013E FCF (CFFO - Capex)

$1,773

10.9 x

12.8 x

13.1 x

13.6 x

14.1 x

14.6 x

15.1 x

FY 2014E FCF (CFFO - Capex)

1,919

10.1

11.8

12.1

12.5

13.0

13.5

13.9

FY 2015E FCF (CFFO - Capex)

2,912

6.7

7.8

8.0

8.3

8.6

8.9

9.2

Source: Denali Management, BCG

EVERCORE PARTNERS

IV. Process and Transaction Considerations

EVERCORE PARTNERS

Perspectives on Potential Strategic Acquirers

Confidential

Enterprise Oriented Acquirers

Acquirers	Market Cap.	CY 13E P/E	Cash	Leverage [(1)]	Commentary
HP	$31,900	4.9x	$11,301	2.0x	▪ Given current turmoil at HP, its management and balance sheet capacity to take on a transformational acquisition is limited ▪ Absent turmoil, potentially best acquirer for Denali
Oracle	177,612	12.9x	33,695	1.1x	▪ Unlikely to be interested in the Client side of the business ▪ However, Oracle should have significant interest in the enterprise business and is willing to make bold and unconventional moves (e.g. Sun)
EMC	53,833	12.8x	10,580	0.3x	▪ Unlikely to be interested in the Client side of the business ▪ May partner with a Sponsor for the Enterprise business
Cisco	110,674	10.3x	45,000	1.1x	▪ Systematically exiting consumer facing business (Pure, Linksys, etc.) ▪ May partner with a Sponsor for the Enterprise business
IBM	236,017	12.9x	17,260	1.3x	▪ Exited PC business to Lenovo, highly unlikely to be interested in hardware oriented businesses

Client Oriented Acquirers

Acquirers	Market Cap.	CY 13E P/E	Cash	Leverage [(1)]	Commentary
Lenovo	$10,299	15.2x	$3,944	0.4x	▪ Has history of transformational acquisitions (e.g. IBM PC business) ▪ With the help of sponsors, could afford a competing proposal ▪ CFIUS concerns might complicate interest given Denali's government footprint
Samsung	189,377	6.8x	42,321	0.3x	▪ Limited history with M&A. Highly organically oriented ▪ Limited synergies in Enterprise solutions
Asus	8,869	11.0x	3,014	0.2x	▪ Will be a stretch financially ▪ CFIUS concerns might complicate interest given Denali's government footprint
Nokia	16,814	NM	13,399	8.9x	▪ In the middle of a very challenging turnaround
Toshiba	16,864	10.9x	8,880	2.9x	▪ May be more interested in exiting PC business than doubling down
Fujitsu	8,125	13.4x	4,752	1.7x	▪ May be more interested in exiting PC business than doubling down

Note: Figures in dollar billions
(1) Leverage is total debt as a multiple of CY2012E EBITDA
Source: Factset, Company Filings

EVERCORE PARTNERS

17

Maximizing the Impact of a Go-Shop Period

Confidential

Duration of

A longer go-shop period increases the amount of time that potential third parties have to evaluate a possible transaction

Go-Shop Period

– The complexity of a transaction and the current industry and market conditions can potentially impact the duration of a go-shop

Termination Fee

A lower termination fee in effect during the go-shop period reduces the value leakage to shareholders

During Go-Shop Period

– A superior proposal needs to overcome the implied termination fee per share in addition to providing incremental value to shareholders

– If a transaction is not consummated, shareholders bear the cost of the termination fee

Definition of a Broader definition of what constitutes a superior proposal gives more latitude to the Special Committee

Superior Proposal

Matching rights, unless limited, serve to discourage bidders and should be avoided Maximize the effectiveness of the go-shop period through exhaustive advanced planning

Advanced

– Targeted list of parties to contact, including the potential for bidding groups including sponsors and strategics

Preparation

– NDA and other legal documentation ready for distribution on day 1

– Fully-populated and extensive virtual data room

– Availability of management team for due diligence

Role of Management

Carefully consider how to incentivize management to support the transaction that maximizes shareholder value

EVERCORE PARTNERS

Efficacy of Go-Shop Provisions

Confidential

($ in millions)

- Since 2005, there have been 137 transactions with equity values greater than $100 million with go-shop provisions
  - Of those transactions, only 16 or 12% resulted in a superior offer
  - The superior offers on average were 20% greater than the initial bid

Announced Deals with "Go-Shop" & Topped

Initial Date	Target	Initial Bidder	Competing Bidder	Equity Value	TEV	Go-Shop Period	% Prem. on Initial Bid
03/09/12	Quest Software	Insight Venture Ptrs	**Denali**	$2,148	$2,272	60 days	21.7%
10/01/10	Dynamex	Greenbriar Equity	**Transforce**	244	223	40 days	10.6%
08/13/10	Dynegy	**Blackstone**	Icahn Enterprises	542	4,760	40 days	10.0%
12/28/09	AMICAS	Thomas Bravo	**Merge Healthcare**	219	211	45 days	18.7%
11/13/09	Silicon Storage Technology	Mgmt / Prophet Equity	**Microchip Technology**	201	126.0	45 days	35.7%
11/02/09	Diedrich Coffee	Peet's Coffee & Tea	**Green Mountain Coffee Roasters**	200	201	21 days	34.6%
04/24/09	SumTotal Systems	Accel-KKR	**Vista Equity Partners**	152	117	31 days	27.6%
02/26/09	CKE Restaurants	Thomas H. Lee	**Apollo Management**	694	1,005	40 days	13.6%
02/05/09	Triad Hospitals	Goldman Sachs / CCMP	**Community Health Systems**	4,440	5,882	40 days	7.5%
06/16/08	Greenfield Online	Quadrangle Group	**Microsoft / ZM Capital**	408	376	50 days	12.9%
06/22/07	Barneys New York	**Istithmar World Capital / CVC**	Fast Retailing Co	942	942	30 days	14.2%
06/01/07	Everlast Worldwide	Hidary Group	**Brands Holdings**	133	163	30 days	24.5%
05/24/07	Eagle Global Logistics	Jim Crane / Centerbridge / Woodbridge	**CEVA Logistics / Apollo Mgmt**	1,939	1,952	20 days	31.9%
03/08/07	Catalina Marketing Corp	ValueAct Capital	**Hellman & Friedman**	1,511	1,591	45 days	1.2%
03/02/07	AeroFlex	General Atlantic / Francisco Ptrs	**Veritas Capital**	1,081	1,071	43 days	7.4%
05/19/05	Maytag	Ripplewood /GS Capital Partners	**Whirlpool**	1,677	2,585	30 days	50.0%

Note: Updated as of December 31, 2012. Bold indicates ultimate purchasers
Source: SDC, Merger Metrics

EVERCORE PARTNERS

19

Selected Terms of Recent Go-Private Transactions Greater than $1 billion

Confidential

($ in millions)

			Transaction Value			Termination Fee						Reverse Termination Fee		
						Fee $		% of MEV		% of TEV				
					Go-Shop	During	After	During	After	During	After			
Date	Target	Buyer	MEV	TEV	Period	Go-Shop	Go-Shop	Go-Shop	Go-Shop	Go-Shop	Go-Shop	Fee $	% of MEV	% of TEV
7/16/2012	Par Pharmaceutical Companies	TPG Capital	$1,855	$2,095	41 days	$24	$48	1.29%	2.59%	1.15%	2.29%	$119	6.41%	5.68%
5/1/2012	P.F. Chang's China Bistro Inc	Centerbridge Capital Partners LP	1,094	1,100	30 days	21	37	1.93%	3.34%	1.92%	3.32%	67	6.16%	6.13%
3/19/2012	AboveNet Inc	Communcations Investment Infra.	2,272	2,259	30 days	45	75	1.98%	3.30%	1.99%	3.32%	100	4.40%	4.43%
3/8/2012	Quest Software Inc	Insight Venture Partners	1,927	2,000	60 days	4	25	0.22%	1.30%	0.21%	1.25%	9	0.47%	0.45%
10/3/2011	Pharma. Product Development	Carlyle / H&F	3,797	3,900	30 days	58	116	1.53%	3.06%	1.49%	2.98%	252	6.63%	6.46%
7/13/2011	Kinetic Concepts Inc	Apax Partners	5,156	5,782	40 days	52	155	1.00%	3.01%	0.90%	2.69%	317	6.15%	5.49%
7/5/2011	Immucor	TPG Capital	1,919	1,642	45 days	25	45	1.30%	2.34%	1.52%	2.74%	90	4.69%	5.48%
4/1/2011	SRA International Inc	Providence Equity Partners LLC	1,795	1,691	30 days	28	47	1.57%	2.62%	1.67%	2.78%	113	6.29%	6.68%
2/14/2011	EMS	CD&R	2,912	3,030	NA	NA	117	NA	4.00%	NA	3.84%	204	7.00%	6.73%
12/23/2010	Jo-Ann Stores Inc	Leonard Green & Partners	1,606	1,494	54 days	20	45	1.25%	2.80%	1.34%	3.01%	90	5.60%	6.02%
11/25/2010	Del Monte	Vestar/KKR	3,826	5,298	45 days	60	120	1.57%	3.14%	1.13%	2.27%	249	6.51%	4.70%
11/23/2010	Novell	Attachmate	2,223	1,096	NA	NA	60	NA	2.70%	NA	5.47%	120	5.40%	10.95%
11/23/2010	J Crew	TPG Capital	2,991	2,693	54 days	NA	20	NA	0.67%	NA	0.74%	200	6.69%	7.43%
10/28/2010	Syniverse Holdings	The Carlyle Group	2,250	2,625	NA	NA	60	NA	2.67%	NA	2.29%	60 / 120 (1)	2.7% / 5.3%	2.3% / 4.6%
10/27/2010	CommScope Inc	The Carlyle Group	3,019	3,895	40 days	43	104	1.42%	3.45%	1.10%	2.67%	234	7.75%	6.01%
10/11/2010	The Gymboree Corporation	Bain Capital LLC	1,806	1,673	40 days	30	50	1.66%	2.77%	1.79%	2.99%	50	2.77%	2.99%
9/2/2010	Burger King Holdings Inc	3G Capital	3,302	3,941	40 days	50	95	1.51%	2.88%	1.27%	2.41%	175	5.30%	4.44%
7/15/2010	NBTY, Inc.	The Carlyle Group	3,488	3,714	35 days	54	98	1.53%	2.81%	1.44%	2.64%	214	6.14%	5.76%
5/4/2010	Interactive Data	Warburg, Silverlake	3,345	3,046	NA	NA	120	NA	3.59%	NA	3.94%	225	6.73%	7.39%
			Mean		**41 days**			**1.41%**	**2.79%**	**1.35%**	**2.82%**		**5.62%**	**5.73%**
			Median		**40 days**			**1.52%**	**2.81%**	**1.39%**	**2.74%**		**6.16%**	**5.89%**
			High		**60 days**			**1.98%**	**4.00%**	**1.99%**	**5.47%**		**7.75%**	**10.95%**
			Low		**30 days**			**0.22%**	**0.67%**	**0.21%**	**0.74%**		**0.47%**	**0.45%**

(1) $60mm if Carlyle failed to receive the requisite foreign antitrust or FCC approvals and $120mm if Carlyle fails to complete the merger by the drop-dead date or if its obligations are breached
Source: Public filings, company press releases, Capital IQ, Wall Street research and Merger Metrics

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